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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported)   May 31, 2001
                                                           ------------

                          E.W. Blanch Holdings, Inc.
                          --------------------------
            (Exact Name of Registrant as Specified in its Charter)

Delaware                                    001-11794               41-1741779
---------                                   ---------               ----------
(State or Other Jurisdiction of       (Commission File Number)    (I.R.S. Employer
incorporation)                                                    Identification No.)
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500 North Akard Street, Suite 4500, Dallas, Texas                75201
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(Address of principal executive offices)                         (Zip Code)


                                (214) 756-7000
                                --------------
             (Registrant's Telephone Number, including Area Code)

                                   No Change
                                   ---------
         (Former Name or Former Address, if Changed Since Last Report)
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     This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the
Registrant's annual report on Form 10-K for the year ended December 31, 2000.
These include risks and uncertainties relating to: world-wide and national economic conditions, market dynamics within the world-wide and national insurance and reinsurance markets, interest rate changes, regulatory changes, competition, ability to effectively and efficiently integrate operations, timing and completion of non-recurring transactions, inability to collect receivables, loss of key personnel, loss of accounts, refinancing risk of credit facility, and legal proceedings.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     (a)  Pursuant to an Agreement and Plan of Merger, dated April 15, 2001 (the
"Merger Agreement"), among Benfield Greig Group plc, a public limited company organized under the laws of England and Wales ("Parent"), Barrel Acquisition
Corporation, a Delaware corporation that is a wholly-owned indirect subsidiary of Parent (the "Purchaser"), and E.W. Blanch Holdings, Inc., a Delaware corporation (the "Registrant"), Purchaser commenced a tender offer (the "Offer") on April 30, 2001, for all the outstanding shares of common stock, par value
$0.01 per share, of the Registrant, including associated rights to purchase
Series A junior participating preferred stock of the Registrant (the "Shares") at a price of $13.50 per Share, net to the sellers in cash, without interest
(the "Offer Price"). The Offer was made pursuant to the Offer to Purchase, dated
April 30, 2001, and the related Letter of Transmittal of Parent and the Purchaser. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Offer to Purchase.

     The Offer expired at 12:00 midnight, New York City time, on Friday, May 25,
2001. A total of 12,249,738 Shares, or approximately 94% of the outstanding
Shares, were tendered pursuant to the Offer. Following expiration of the Offer, Purchaser accepted for payment, and paid for, all validly tendered Shares resulting in a change of control of the Registrant.

     The consummation of the Offer and acceptance for payment by Purchaser of the Shares validly tendered pursuant to the Offer was announced in a joint press release of Parent and the Registrant, dated May 29, 2001. A copy of that press release was filed as an Exhibit to the Schedule TO filed by Parent, Benfield
Greig (Holdings), Inc., Benfield Greig Holdings Limited, Greig Fester Group plc and the Purchaser (the "Schedule TO") and is incorporated herein by reference as Exhibit 99.1 to this Form 8-K.

     Pursuant to Section 253 of the Delaware General Corporation Law (the
"DGCL"), Purchaser was merged (the "Merger") with and into the Registrant, effective on May 31, 2001, when Purchaser filed a Certificate of Ownership and Merger with the Secretary of State of Delaware. Under the DGCL, no action was required by the stockholders of the Registrant, other than Purchaser through its Board of Directors, for the Merger to become effective. As a result of the Merger (i) the Registrant became a wholly-owned indirect subsidiary of Parent and (ii) each Share issued and outstanding (other than Shares held by Parent or any other direct or indirect subsidiary of Parent or subject to appraisal rights under Delaware law) was converted into the right to receive $13.50 net per Share in cash, without interest (the "Merger Consideration").

                                       2
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     The Merger was announced in a joint press release of the Registrant and
Parent, dated May 31, 2001. A copy of that press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

     The Merger Agreement provided that promptly upon the purchase by Purchaser of Shares pursuant to the Offer, and from time to time thereafter, Purchaser was entitled (subject to compliance with Section 14(f) of the Exchange Act) to designate for election to the board of directors of the Company (the "Company
Board") a number of directors, equal to the next whole number greater than the product of (i) the total number of directors on the Company Board (giving effect to any increase in the number of directors in order to comply with that provision of the Merger Agreement) multiplied by (ii) the percentage that the aggregate number of Shares beneficially owned by Parent, Purchaser or any of their affiliates at such time (including Shares paid for pursuant to the Offer) bears to the total number of Shares then outstanding. The Company agreed to take all actions necessary to cause Purchaser's designees to be elected as directors of the Company, including increasing the size of the Company Board or securing the resignations of incumbent directors or both. In accordance with the foregoing provisions of the Merger Agreement, on May 31, 2001, five of the seven directors on the Company Board resigned and five Purchaser designees were elected to replace them.

     The Merger Agreement further provided that until the effective time of the Merger (the "Effective Time"), the Company Board was to have at least two directors who were directors of the Company on the date of the Merger Agreement
(the "Continuing Directors"). Following the appointment or election of Purchaser designees to the Company Board, after the acceptance for payment of Shares pursuant to the Offer and prior to the Effective Time, none of the following actions could be taken without the affirmative vote of the majority of the Continuing Directors: (i) amending or terminating the Merger Agreement, (ii) exercising or waiving any of the Company's rights or remedies under the Merger
Agreement, (iii) extending the time for performance of Parent's or Purchaser's obligations under the Merger Agreement, (iv) taking any action to amending or otherwise modifying the certificate of incorporation or by-laws of the Company, or (v) taking any action that would adversely affect the rights of stockholders of the Company or the holders of options to purchase Shares. On May 31, 2001, following the Effective Time, the two Continuing Directors resigned and were replaced by additional Purchaser designees.

     The Merger Agreement was filed as an Exhibit to the Schedule TO and is incorporated herein by reference as Exhibit 2.1 to this Form 8-K. The foregoing description of provisions of the Merger Agreement is not complete, and is qualified in its entirety by reference to Exhibit 2.1.

     The Offer and Merger will be financed by funds provided by Parent through borrowings under a $390,000,000 Facilities Agreement entered into by Parent on April 30, 2001. These funds will be sufficient to (i) purchase all the outstanding shares of the Registrant, (ii) pay the expected transaction costs associated with the Offer and the Merger, (iii) refinance certain debt of the Registrant and of Parent, and (iv) provide future working capital to Parent's combined group. The Facilities Agreement was filed as an Exhibit to the Schedule
TO and is incorporated herein by reference as Exhibit 10.1 to this Form 8-K. The foregoing description of provisions of the Facilities Agreement is not complete, and is qualified in its entirety by reference to Exhibit 10.1.

                                       3
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     (b)  Except as described above, to the best of the Registrant's knowledge, there are no arrangements, including any pledge by Parent or the Purchaser (or any other direct or indirect subsidiary of Parent) of the Shares, the operation of which may at a subsequent date result in a change in control of the
Registrant.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3.  BANKRUPTCY AND RECEIVERSHIP.

     Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5.  OTHER EVENTS.

     Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired

             Not applicable

     (b) Pro forma financial information

             Not applicable

     (c) Exhibits:

     2.1     Agreement and Plan of Merger, dated as of April 15, 2001, among
             Parent, the Purchaser and Registrant (previously filed on April 30,
             2001, with the Securities and Exchange Commission as Exhibit (d)(1) to Amendment No. 2 to the Schedule TO of Parent and the Purchaser and incorporated herein by reference).

     10.1 $390,000,000 Facilities Agreement, dated April 30, 2001 for Parent arranged by Barclays Capital with Barclays Bank PLC acting as Agent and Security Trustee (previously filed on April 30, 2001, with the
             Securities and Exchange Commission as Exhibit (b) to Amendment No.
             2 to the Schedule TO of Parent and the Purchaser and incorporated herein by reference).

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     99.1   Joint press release of Parent and the Registrant, dated as of May
            29, 2001 (previously filed with the Securities and Exchange
            Commission as Exhibit (a)(1)(I) to the Final Amendment to the
            Schedule TO of Parent and the Purchaser and incorporated herein by reference).

     99.2 Joint press release of Parent and the Registrant, dated as of May 31, 2001.


ITEM 8.  CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

     Not applicable.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      E.W. BLANCH HOLDINGS, INC.


Date: June 6, 2001                    By:    /s/ Susan Wollenberg
                                         -----------------------------------
                                          Name:  Susan Wollenberg
                                          Title: Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------


  EXHIBIT
  NUMBER                                DESCRIPTION
  ------                                -----------

   2.1         Agreement and Plan of Merger, dated as of April 15, 2001, among
               Parent, the Purchaser and Registrant (previously filed on April
               30, 2001, with the Securities and Exchange Commission as Exhibit
               (d)(1) to Amendment No. 2 to the Schedule TO of Parent and the
               Purchaser and incorporated herein by reference).

  10.1         $390,000,000 Facilities Agreement, dated April 30, 2001 for
               Parent arranged by Barclays Capital with Barclays Bank PLC acting as Agent and Security Trustee (previously filed on April 30,
               2001, with the Securities and Exchange Commission as Exhibit (b) to Amendment No. 2 to the Schedule TO of Parent and the Purchaser and incorporated herein by reference).

  99.1         Joint press release of Parent and the Registrant, dated as of May
               29, 2001 (previously filed with the Securities and Exchange
               Commission as Exhibit (a)(1)(I) to the Final Amendment to the Schedule TO of Parent and the Purchaser and incorporated herein by reference).

  99.2 Joint press release of Parent and the Registrant, dated as of May 31, 2001.

                                       7